COLONIAL
                           MICHIGAN TAX-EXEMPT FUND

                               SEMIANNUAL REPORT
                                 JULY 31, 1997

                               NOT FDIC-INSURED

                                 MAY LOSE VALUE
                               NO BANK GUARANTEE


                 COLONIAL MICHIGAN TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1997 - JULY 31, 1997

INVESTMENT OBJECTIVE: Colonial Michigan Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Michigan state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. Fund shares are also intended to be exempt from the Michigan intangibles tax.

THE FUND IS DESIGNED TO OFFER:

      X High monthly double tax-free income
      X Long-term appreciation
      X Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "Although still dependent on the automobile industry, the State has diversified its economic base over the past few years. The State has enhanced its credit quality as a result of a conservative management approach in its budgetary decision making. This is achieved by placing surpluses in a 'rainy day' account which will help the
State weather a potential economic downturn."                 - Brian Hartford


                 COLONIAL MICHIGAN TAX-EXEMPT FUND PERFORMANCE

                                                 Class A   Class B
Inception dates                                  9/26/86    8/4/92
Distributions declared per share(1)               $0.174    $0.148
SEC yields on 7/31/97(2)                           4.36%     3.83%
Taxable-equivalent SEC yields(3)                   7.55%     6.63%
Six-month total returns, assuming                  6.51%     6.12%
reinvestment of all distributions and no
sales charge or contingent deferred
sales charge (CDSC)
Net asset value per share on 7/31/97             $ 7.20    $ 7.20

(1)A portion of the Fund's income may be subject to the alternative minimum tax.

(2)The 30-day SEC yields on July 31, 1997 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Advisor had not waived or borne certain Fund expenses, SEC yields would have been 4.26% for Class A shares and 3.72% for Class B shares.

(3)Taxable-equivalent SEC yields are based on the maximum effective 42.3% federal and Michigan income tax rates.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which would be taxable when distributed.

Quality Breakdown (as of 7/31/97)            Top Five Sectors (as of 7/31/97)
AAA ........................57.1%       General Obligations ....................19.9%
AA .........................15.5%       Hospitals ..............................16.8%
A ..........................15.6%       Investor Owned ......................... 8.9%
BBB ........................ 6.9%       Housing ................................ 8.3%
Non-rated .................. 4.1%       Public Infrastructure .................. 8.0%
Cash & Equivalents ......... 0.8%

Because the Fund is actively managed, quality and sector weightings will change. Quality breakdowns and sector allocations are based upon total net assets.




                                       2
                              PRESIDENT'S MESSAGE
                             TO FUND SHAREHOLDERS


I am pleased to present the semiannual report for Colonial Michigan Tax-Exempt Fund. This report reflects on the investment environment for the six months ended July 31, 1997.

The national economy continued to grow during the past six months. A firm job market buoyed consumer confidence, resulting in strong retail, auto and housing sales during the first quarter of 1997. The Federal Reserve Board raised short-term interest rates in March for the first time in two years in response to growing concern about future wage and price inflation. As interest rates rose, bond prices declined.

Bond prices recovered during the second half of the period as consumer spending declined, dampening investors' fears of potential inflation. At the same time, industrial production, corporate capital spending and consumer income levels continued to expand while inflation remained very low. This indicates that while economic growth has slowed down, the economy is still on track to post gains for 1997 and carry the current economic expansion into its eighth year.

Municipal bond prices continued to outperform Treasury prices. A low supply of new municipal issues combined with strong demand helped support these tax-exempt bond prices. Municipal bond prices also received a boost as the final balanced budget agreement emerged from Congress. However, the investment environment for municipal bonds was not without challenge. The yield advantage for investing in lower quality municipal bonds continued to be historically low. This condition, in combination with tight supply, created higher prices and lower yields for many new investments.

The long-term benefits of investing in any municipal bond fund include tax-free income and the opportunity to diversify your fixed-income portfolio. Colonial Michigan Tax-Exempt Fund continues to offer you competitive tax-free income and long-term total return potential as well as an opportunity to participate in Michigan's economic expansion.

As always, we thank you for the opportunity to help meet your investment goals.

Respectfully,

/s/HAROLD W. COGGER

Harold W. Cogger
President
September 15, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.





                                       3
                          PORTFOLIO MANAGEMENT REPORT

BRIAN HARTFORD is portfolio manager of the Colonial Michigan Tax-Exempt Fund. Mr. Hartford is vice president of Colonial Management Associates, Inc. and is the Quantitative Risk Manager for Colonial's tax-exempt investments.

WHY OUR PERFORMANCE WAS STRONG

When interest rates fall, bond prices rise. The reverse is also true: when interest rates rise, bond prices fall. While this relationship holds true for all bond portfolios, some portfolios are more sensitive than others. At Colonial, we actively manage our portfolio's sensitivity to interest rates.

Because of our belief that interest rates are trending downward, we elected to increase the portfolio's sensitivity to interest rates. Our portfolio was more sensitive to interest rates than our industry benchmark. As a result, the period's generally falling interest rate environment benefited us more than our peers.

Another factor affecting performance is the decision on credit quality. Typically, municipal bonds with lower ratings offer higher yields. However, credit "spreads" N the extra yield offered on lower quality credits N remain very tight. That is, we believe lower quality credits aren't paying enough extra yield to justify the risk. As a result, we continue to focus on the higher quality credits.

In addition to interest rate sensitivity and credit quality, another way we seek to enhance the portfolio's performance is by buying securities with the right maturities. Typically, a security with a longer maturity pays a higher yield. However, we have noticed that beyond a 20-year maturity, securities don't offer much additional yield. As a result, it isn't worth buying longer-maturity securities, and taking the added price volatility inherent in a longer-term security without getting paid to do so.

STRONG TOTAL RETURNS AND TAX-EXEMPT YIELDS

For the six months ended July 31, 1997, the total return for Class A shares, based on net asset value, was 6.51%. In comparison, the average Michigan municipal bond fund as measured by Lipper Analytical Services, Inc. was 5.65%. In addition, the Fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned 5.86%.

As of July 31, 1997, your Fund's Class A shares offered a tax-exempt yield of 4.36%. For those of you in the maximum federal and Michigan income tax bracket, that's equivalent to a taxable yield of 7.55%.

MICHIGAN ECONOMY: MORE THAN JUST CARS

The economy of Michigan remains quite strong. As a result, tax revenues have been higher than expected. The State continues to take a conservative management approach with its budget surplus. Rather than being spent on more programs, the money is being put away in a "rainy day" account. Standard & Poor's Corporation recently upgraded the State's credit rating to AA.



                                       4

Although the State is still dominated by the cyclical auto industry, the economy has diversified in recent years. While the Big Three automakers remain the top three employers in the State, the list of top employers is rounded out by such diverse industries as health care, high technology and banking. In addition, the construction industry is booming.

Nevertheless, because the auto industry's growth cycle has been a long one, we're starting to shift away from general obligation bonds which depend entirely on tax revenue collections. For example, we recently purchased bonds issued by the City of Detroit to revitalize the downtown area. In addition, we have made some purchases in the health care sector to take advantage of potential consolidations in that industry. One bond in particular worth noting is Metro Health Foundation, a nursing home based in Cheboygan County. Due to the nursing home's strengthening financial condition, the bond has returned 13% during the six month period.

Our outlook for the State of Michigan remains positive, particularly in light of the recent bond rating increase. True, Michigan is still dependent upon the economically sensitive automobile industry, and the current economic expansion is seven years old. However, if a downturn occurs, Michigan's economy should be somewhat insulated due to its sizable reserve fund.

STILL ROOM FOR FURTHER APPRECIATION

Compared to the rate of inflation, interest rates are still relatively high. Using the 30-year U.S. Treasury bond yield at July 31 of 6.30%, the "spread" between this yield and the rate of inflation is at least 4 percentage points, which is higher than normal. That's one reason why interest rates could eventually come down.

A second reason for lower interest rates is the declining federal budget deficit. For fiscal 1997, which ends September 30, 1997, the budget deficit is currently forecast to be about $35 billion. In comparison, the budget deficit was nearly $300 billion in the early 1990s. With a smaller deficit, the government will issue fewer Treasury bonds, and will need to pay lower interest rates for what will become a more scarce commodity.

INCREASING YOUR TOTAL RETURN

With the strong economy producing the lowest inflation and unemployment in a generation, interest rates have been going down over the last few months. If this trend continues, its effect could be reflected in smaller dividend checks. With inflation under control, current dividends continue to outpace the inflation rate, and remain a source of tax-exempt income. The goal of the Fund is to increase shareholders' total return, so while interest rates have gone down, the net asset value per share of the Fund has been increasing. We will continue to invest primarily in investment grade municipal bonds that provide what we believe have the most potential for long-term appreciation.





                                       5
           COLONIAL MICHIGAN TAX-EXEMPT FUND INVESTMENT PERFORMANCE
              Change in Value of $10,000 from 7/31/87 to 7/31/97
                    Based on NAV and MOP for Class A Shares

                                    [GRAPH]

                       LABEL            A           B        C
                     CMITEF 7/97       NAV         MOP     LEHMAN
                     -----------    ---------  ----------  ------
           1         Jul 31, 87     10000        9525       10000
           2         Oct 31, 87      9404.038    8957.347    9687
           3         Jan 31, 88     10338.42     9847.342   10444
           4         Apr 30, 88     10344.9      9853.519   10510
           5         Jul 31, 88     10646.99    10141.25    10703
           6         Oct 31, 88     11000.39    10477.87    11098
           7         Jan 31, 89     11277.03    10741.37    11339
           8         Apr 30, 89     11388.35    10847.4     11449
           9         Jul 31, 89     11552.63    11003.88    12006
          10         Oct 31, 89     11596.45    11045.62    11998
          11         Jan 31, 90     11716.86    11160.3     12250
          12         Apr 30, 90     11661.46    11107.54    12273
          13         Jul 31, 90     12213.48    11633.34    12838
          14         Oct 31, 90     12084.78    11510.76    12888
          15         Jan 31, 91     12537.79    11942.24    13382
          16         Apr 30, 91     12901.51    12288.69    13684
          17         Jul 31, 91     13114.76    12491.81    13959
          18         Oct 31, 91     13509.91    12868.19    14457
          19         Jan 31, 92     13806.64    13150.82    14842
          20         Apr 30, 92     13919.95    13258.75    14984
          21         Jul 31, 92     14748.4     14047.85    15877
          22         Oct 31, 92     14438.49    13752.66    15670
          23         Jan 31, 93     15192.95    14471.29    16301
          24         Apr 30, 93     15667.23    14923.04    16880
          25         Jul 31, 93     15949.97    15192.35    17281
          26         Oct 31, 93     16460.81    15678.92    17876
          27         Jan 31, 94     16889.65    16087.39    18299
          28         Apr 30, 94     15802.11    15051.51    17245
          29         Jul 31, 94     16217.97    15447.61    17605
          30         Oct 31, 94     15666.2     14922.06    17097
          31         Jan 31, 95     16270.38    15497.54    17648
          32         Apr 30, 95     16826.49    16027.24    18392
          33         Jul 31, 95     16891.86    16089.5     18991
          34         Oct 31, 95     17686.37    16846.26    19634
          35         Jan 31, 96     18407.18    17532.84    20305
          36         Apr 30, 96     17867.67    17018.95    19853
          37         Jul 31, 96     18261.44    17394.02    20244
          38         Oct 31, 96     18657.15    17770.93    20754
          39         Jan 31, 97     18839.21    17944.35    21085
          40         Apr 30, 97     18858.22    17962.47    21170
          41         Jul 31, 97     20066.28    19113.13    22319

A $10,000 investment in Class B shares made on August 4, 1992 (inception) at NAV would have been valued at $13,141 on July 31, 1997. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $12,941 on July 31, 1997.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                         AVERAGE ANNUAL TOTAL RETURNS
                 As of June 30, 1997 (Most Recent Quarter End)

-------------------------------------------------------------------------------
                                Class A Shares                   Class B Shares
Inception                           9/26/86                         8/4/92
                               NAV            MOP             NAV        w/CDSC
-------------------------------------------------------------------------------
1 year                         6.87%         1.79%           6.08%       1.08%
-------------------------------------------------------------------------------
5 years                        6.24          5.21             --           --
-------------------------------------------------------------------------------
10 years                       6.94          6.42             --           --
-------------------------------------------------------------------------------
Since inception                6.13          5.65            4.95         4.61
-------------------------------------------------------------------------------


Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 2% since inception.

On August 1, 1997, the Fund began offering Class C shares.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.




                                       6

                              INVESTMENT PORTFOLIO

                    JULY 31, 1997 (UNAUDITED, IN THOUSANDS)

MUNICIPAL BONDS - 98.6%                       PAR      VALUE
------------------------------------------------------------------------------
 EDUCATION - 21.1%
 EDUCATION - 4.5%
 Western Michigan University,
  Series 1993-A,
                     5.000%   07/15/21       $2,500   $2,394
                                                      ------

 LOCAL GENERAL OBLIGATIONS - 14.6%
 Hancock Public School System,
  Series 1996,
                     5.250%   05/01/20        1,300    1,305
 Kent County,
  Series 1987,
                     8.400%   11/01/10          750      774
 Okemos Public School District,
  Series 1993,
                      (a)     05/01/12          500      237
 Redford Unified School District,
  Series 1996,
                     6.350%   05/01/09        1,065    1,219
 Romulus Community Schools,
  Series 1993,
                      (a)     05/01/18        3,985    1,335
 Western Townships Utilities Authority,
  Series 1989,
                     8.200%   01/01/18        1,000    1,067
 Williamston Community School District,
  Series 1996,
                     5.500%   5/1/2025(b)     1,725    1,803
                                                      ------
                                                       7,740
                                                      ------

 STUDENT LOAN - 2.0%
 Higher Education Student Loan Authority,
                     5.450%   06/01/07        1,000    1,038
                                                      ------
------------------------------------------------------------------------------
 HEALTHCARE - 18.9%
 HOSPITAL - 16.8%
 Dickinson County,
  Memorial Hospital System,
  Series 1994,
                     8.125%   11/01/24          550      619


                                       7

                      Investment Portfolio/July 31, 1997
------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                       PAR      VALUE
------------------------------------------------------------------------------
HEALTHCARE - CONT
HOSPITAL - CONT
Kalamazoo Hospital Finance Authority,
 Bronson Methodist Hospital,
 Series 1992-A,
                     6.250%   05/15/12        $1,500   $1,596
Kalamazoo Hospital Finance Authority,
 Borgess Medical Center,
 Series 1994-A,
                     6.250%   06/01/14         1,785    2,019
Royal Oak Hospital Finance Authority,
 William Beaumont Hospital,
 Series 1993-G,
                     5.250%   11/15/19         2,000    1,998
Saginaw Hospital Finance Authority,
 Saginaw General Hospital,
 Series 1989,
                     7.625%   10/01/19           175      185
State Hospital Finance Authority:
 Central Michigan Community Hospital,
 Series 1993-A,
                     6.000%   10/01/08           500      514
 Crittenton Hospital,
 Series 1992-A,
                     6.700%   03/01/07           750      816
 Daughters of Charity-Providence,
 Series 1991,
                     7.000%   11/01/21         1,000    1,096
 Detroit Medical Center,
 Series 1988-A,
                     8.125%   08/15/12            50       52
                                                       ------
                                                        8,895
                                                       ------

NURSING HOME - 2.1%
Cheboygan County Economic
 Development Corp.
 Metro Health Foundation Project, Series 1993,
                    10.000%   11/1/2022(c)       600      582
Warren Economic Development Corp,
 Autumn Woods Project, Series 1992,
                     6.900%   12/20/22           500      542
                                                       ------
                                                        1,124
                                                       ------


                                       8

                      Investment Portfolio/July 31, 1997
------------------------------------------------------------------------------
HOUSING - 8.3%
 MULTI-FAMILY - 4.5%
 Grand Rapids Housing Finance Authority,
  Series A,
                     7.625%   09/01/23        $1,500   $1,652
 State Housing Development Authority:
  Series 1990-A,
                     7.700%   04/01/23           500      534
  Series 1991-B,
                     7.050%   10/01/12           165      177
                                                       ------
                                                        2,363
                                                       ------

 SINGLE-FAMILY - 3.8%
 State Housing Development Authority,
  Series 1994-D,
                     6.850%   06/01/26         1,890    2,015
                                                       ------

------------------------------------------------------------------------------
OTHER - 13.7%
 LOCAL APPROPRIATED - 5.2%
 Redford Township Building Authority,
  Series 1992,
                     6.500%   11/01/13           675      715
 Wayne County Building Authority,
  Series 1996-A,
                     5.250%   06/01/16         2,000    2,020
                                                       ------
                                                        2,735
                                                       ------

 PUBLIC INFRASTRUCTURE - 8.0%
 Municipal Bond Revolving Authority,
                     5.125%   10/01/20         2,000    1,978
 State Municipal Bond Authority,
 Local Government Loan Program:
  Series 1992-D,
                     6.650%   05/01/12         1,000    1,082
  Series 1994-G,
                      (a)     05/01/19         2,000      622
                      (a)     05/01/20         1,855      543
                                                       ------
                                                        4,225
                                                       ------

 REFUNDED/ESCROW/SPECIAL OBLIGATION (D) - 0.5%
 Rockford Public Schools,
  Series 1990,
                     7.375%   05/01/19           250      273
                                                       ------


                                       9

                      Investment Portfolio/July 31, 1997
------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                       PAR      VALUE
------------------------------------------------------------------------------
OTHER REVENUE - 6.2%
 HOTELS/CAMPS/LODGING - 1.5%
 Detroit Economic Development Corp.,
  E.H. Assoc. Limited Partnership,
  Series 1992,
                     7.000%   06/01/12        $  750   $  809
                                                       ------

 PAPER PRODUCTS - 0.7%
 State Strategic Fund:
  Blue Water Fiber Project,
  Series 1994,
                     8.000%   1/1/2012 (e)       360      241
  Great Lakes Pulp & Fibre Project,
  Series 1994,
                    10.250%   12/1/2016 (e)      250      125
                                                       ------
                                                          366
                                                       ------

 STATE APPROPRIATED - 4.0%
 PR Commonwealth of Puerto Rico
  Public Buildings Authority:
  Series 1993-M,
  stepped coupon, (5.700% 07/01/98)
                     3.750%   7/1/2016 (f)       750      752
  Series 1995-A,
                     6.250%   07/01/14         1,200    1,383
                                                       ------
                                                        2,135
                                                       ------
------------------------------------------------------------------------------
 TAX-BACKED - 14.2%
 Sales & Excise Tax - 2.2%
 PR Commonwealth of Puerto Rico
 Highway & Transportation Authority,
                     6.250%   07/01/14         1,000    1,153
                                                       ------

 SPECIAL ASSESSMENT - 5.0%
 Detroit Downtown Development Authority,
  Area No. 1 Projects,
  Series 1996-D,
                     6.500%   07/01/10           700      752
  Area No. 1 Projects,
  Series 1996-C,
                     6.200%   07/01/17         1,000    1,060
 Oakland County,
  Preeble Creek Drainage District,
                     5.000%   05/01/11           300      289


                                      10

                      Investment Portfolio/July 31, 1997
------------------------------------------------------------------------------
 Romulus Tax Increment
  Finance Authority,
  Series 1994,
                     6.750%   11/01/19        $  500   $  547
                                                       ------
                                                        2,648
                                                       ------

 STATE GENERAL OBLIGATIONS - 5.3%
 PR Commonwealth of Puerto Rico,
  Aqueduct & Sewer:
                     5.000%   07/01/15         1,500    1,500
                     6.250%   07/01/12         1,000    1,151
 Virgin Islands Public Finance
  Authority,
  Series 1992-A,
                     7.000%   10/01/02           125      136
                                                       ------
                                                        2,787
                                                       ------

 TAX ALLOCATION - 1.7%
 Battle Creek,
                     7.650%   05/01/22           750      885
                                                       ------


 TRANSPORTATION - 2.0%
 AIRPORT
 Wayne Charter County,
  Detroit Metropolitan Airport,
  Series 1994-B,
                     6.125%   12/01/24         1,000    1,064
                                                       ------


 UTILITY - 14.2%
 INVESTOR OWNED - 8.9%
 St. Clair County Economic
  Development Corp.,
  Detroit Edison Co., Series 1993-AA,
                     6.400%   8/1/24(b)        2,000    2,220
 State Strategic Fund,
  Detroit Edison Co.,
  Series BB,
                     7.000%   05/01/21         2,000    2,498
                                                       ------
                                                        4,718
                                                       ------

 MUNICIPAL ELECTRIC - 0.9%
 Puerto Rico Electric Power Authority,
  Series 1989-O,
                     5.000%   07/01/12           500      485
                                                       ------


                                      11

              Investment Portfolio/July 31, 1997
---------------------------------------------------------------
MUNICIPAL BONDS - CONT.                       PAR      VALUE
---------------------------------------------------------------
 UTILITY - CONT
 WATER & SEWER - 4.4%
 Detroit Sewer Disposal,
  Series 1995-B,
                     5.250%   07/01/21       $ 1,000   $   999
 Detroit Water Supply,
  Series 1995-B,
                     5.550%   07/01/12         1,250     1,333
                                                       -------
                                                         2,332
                                                       -------

TOTAL MUNICIPAL BONDS (cost of $48,217)                $52,184
                                                       -------

OPTIONS - 0.0%                                   CONTRACTS
---------------------------------------------------------------
 September 1997 Treasury Bond Put,
 Strike price 109, expiration 08/23/97
 (cost of $10)                                 2,500     (g)
                                                       -------

TOTAL INVESTMENTS (cost of $48,227)(h)                  52,184
                                                       -------

SHORT-TERM OBLIGATIONS - 0.7%                       PAR
---------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (i)
 CA Irvine Ranch Water District,
                     3.500%   01/01/21        $   400      400
                                                       -------

OTHER ASSETS & LIABILITIES, NET - 0.7%                     357
---------------------------------------------------------------

NET ASSETS - 100%                                      $52,941
                                                       -------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------

(a)  Zero coupon bond.
(b) These securities, or a portion thereof, with a total market value of $1,470 are being used to collateralize open futures contracts.
(c) This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1997, the value of this security amounted to $582 or 1.1% of net assets.
(d) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(e) This issuer is in default of certain debt covenants. Income is not being accrued.
(f) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(g)  Rounds to less than one.
(h)  Cost for federal income tax purposes is the same.


                                      12
                       Investment Portfolio/July 31, 1997
------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO - CONT.
------------------------------------------------------------------------------

(i) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 1997.


Short futures contracts open at July 31, 1997:


                        Par value                        Unrealized
                        covered by       Expiration     depreciation
     Type               contracts          month         at 07/31/97
--------------------------------------------------------------------
Municipal Bond            $1,000          December        $    4


See notes to financial statements.


                                      13
                       STATEMENT OF ASSETS & LIABILITIES
                           JULY 31, 1997 (UNAUDITED)

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $48,227)                                     $ 52,184
Short-term obligations                                                       400
                                                                        --------
                                                                          52,584
Receivable for:
  Interest                                                $    588
  Fund shares sold                                               2
Other                                                          102           692
                                                          --------      --------
    Total Assets                                                          53,276

LIABILITIES
Payable for:
  Distributions                                                206
  Fund shares repurchased                                      122
  Variation margin on futures                                    1
Payable to Adviser                                               1
Accrued:
  Deferred Trustees fees                                         2
Other                                                            3
                                                          --------
    Total Liabilities                                                        335
                                                                        --------

NET ASSETS                                                              $ 52,941
                                                                        --------

Net asset value & redemption price per share -
Class A ($39,571/5,494)                                                 $   7.20
                                                                        ========
Maximum offering price per share - Class A
($7.20/0.9525)                                                          $   7.56(a)
                                                                        ========
Net asset value & offering price per share -
Class B ($13,370/1,857)                                                 $   7.20(b)
                                                                        ========

COMPOSITION OF NET ASSETS
Capital paid in                                                         $ 50,165
Undistributed net investment income                                           30
Accumulated net realized loss                                             (1,207)
Net unrealized appreciation (depreciation) on:
   Investments                                                             3,957
   Open futures contracts                                                     (4)
                                                                        --------
                                                                        $ 52,941
                                                                        ========

(a)  On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.


                                      14

                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 31, 1997
                                  (UNAUDITED)

(in thousands)

INVESTMENT INCOME
Interest                                                                 $ 1,560

EXPENSES
Management fee                                             $   130
Service fee                                                     38
Distribution fee - Class B                                      50
Transfer agent                                                  42
Bookkeeping fee                                                 14
Trustees fee                                                     6
Custodian fee                                                    1
Audit fee                                                       11
Legal fee                                                        4
Registration fee                                                 7
Reports to shareholders                                          5
Other                                                            3
                                                           -------
                                                               311
Fees waived by the Adviser                                     (28)          283
                                                           -------       -------
         Net Investment Income                                             1,277
                                                                         -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                                     87
Closed futures contracts                                      (130)
                                                           -------
    Net Realized Loss                                                        (43)
Net unrealized appreciation (depreciation)
  during the period on:
Investments                                                  2,003
Open futures contracts                                         (11)
                                                           -------
     Net Unrealized Gain                                                   1,992
                                                                         -------
          Net Gain                                                         1,949
                                                                         -------
Net Increase in Net Assets from Operations                               $ 3,226
                                                                         =======


See notes to financial statements.


                                      15

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        (Unaudited)
                                                        Six months
                                                          ended       Year ended
(in thousands)                                           July 31      January 31
                                                        -----------   ----------
INCREASE (DECREASE) IN NET ASSETS                          1997          1997
Operations:
Net investment income                                    $  1,277      $  2,694
Net realized gain (loss)                                      (43)          141
Net unrealized appreciation (depreciation)                  1,992        (1,769)
                                                         --------      --------
    Net Increase from Operations                            3,226         1,066
Distributions:
From net investment income - Class A                         (973)       (2,091)
In excess of net investment income - Class A                   --           (10)
From net investment income - Class B                         (281)         (612)
In excess of net investment income - Class B                   --            (3)
                                                         --------      --------
                                                            1,972        (1,650)
                                                         --------      --------
Fund Share Transactions:
Receipts for shares sold - Class A                            534         2,221
Value of distributions reinvested - Class A                   549         1,192
Cost of shares repurchased - Class A                       (2,592)       (5,898)
                                                         --------      --------
                                                           (1,509)       (2,485)
                                                         --------      --------
Receipts for shares sold - Class B                            375           709
Value of distributions reinvested - Class B                   136           304
Cost of shares repurchased - Class B                       (1,003)       (2,452)
                                                         --------      --------
                                                             (492)       (1,439)
                                                         --------      --------
    Net Decrease from Fund Share
      Transactions                                         (2,001)       (3,924)
                                                         --------      --------
        Total Decrease                                        (29)       (5,574)

NET ASSETS
Beginning of period                                        52,970        58,544
                                                         --------      --------
End of period (including undistributed
 net investment income of $30 and none,
 respectively)                                           $ 52,941      $ 52,970
                                                         ========      ========

NUMBER OF FUND SHARES
Sold - Class A                                                 76           323
Issued for distributions reinvested - Class A                  79           173
Repurchased - Class A                                        (373)         (856)
                                                         --------      --------
                                                             (218)         (360)
                                                         --------      --------
Sold - Class B                                                 55           103
Issued for distributions reinvested - Class B                  20            44
Repurchased - Class B                                        (145)         (356)
                                                         --------      --------
                                                              (70)         (209)
                                                         --------      --------


See notes to financial statements.


                                      16

                         NOTES TO FINANCIAL STATEMENTS
                           JULY 31, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
------------------------------------------------------------------------------

In the opinion of management of Colonial Michigan Tax-Exempt Fund (the Fund), a series of Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2.  ACCOUNTING POLICIES
------------------------------------------------------------------------------

ORGANIZATION: Colonial Michigan Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Michigan state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.


                                      17

                  Notes to Financial Statements/July 31, 1997
------------------------------------------------------------------------------
NOTE 2.  ACCOUNTING POLICIES - CONT.
------------------------------------------------------------------------------

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee) and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
------------------------------------------------------------------------------

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro-rata portion of the combined average net assets of Trust V as follows:


                                      18

                  Notes to Financial Statements/July 31, 1997
------------------------------------------------------------------------------

                     Average Net Assets        Annual Fee Rate
                     ------------------        ---------------
                      First $2 billion              0.50%
                      Over $2 billion               0.45%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the six months ended July 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $1,843 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $15,399 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                      Valuation of shares              Annual
                  outstanding on the 20th of            Fee
                 each month which were issued           Rate
                 ----------------------------          ------
                 Prior to November 30, 1994             0.10%
                 On or after December 1, 1994           0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.


                                      19

                  Notes to Financial Statements/July 31, 1997
------------------------------------------------------------------------------
NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
------------------------------------------------------------------------------

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
------------------------------------------------------------------------------

INVESTMENT ACTIVITY: During the six months ended July 31, 1997, purchases and sales of investments, other than short-term obligations, were $8,934,945 and $10,514,078, respectively.

Unrealized appreciation (depreciation) at July 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

        Gross unrealized appreciation        $ 4,229,972
        Gross unrealized depreciation           (272,951)
                                             -----------
                Net unrealized appreciation  $ 3,957,021
                                             ===========

CAPITAL LOSS CARRYFORWARDS: At January 31, 1997, capital loss carryforwards, available (to extent provided in regulations) to offset future realized gains were approximately as follows:

                      Year of                Capital loss
                     expiration              carryforward
                     ----------              ------------
                        1999                   $  80,000
                        2000                     196,000
                                               ---------
                                               $ 276,000
                                               =========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or


                                      20

                  Notes to Financial Statements/July 31, 1997
------------------------------------------------------------------------------

market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5.  LINE OF CREDIT
------------------------------------------------------------------------------

The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 1997.


                                      21

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                      (Unaudited)
                                   Six months ended                             Year ended
                                        July 31                                 January 31
                           ---------------------------------           ------------------------------
                                         1997                                      1997
                             Class A               Class B               Class A            Class B
                           -----------           -----------           -----------        -----------
Net asset value -
   Beginning of period     $     6.930           $     6.930           $     7.130        $     7.130
                           -----------           -----------           -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income(a)                       0.178                 0.152                 0.354              0.302
Net realized and
unrealized gain (loss)           0.266                 0.266                (0.198)            (0.198)
                           -----------           -----------           -----------        -----------
   Total from Investment
      Operations                 0.444                 0.418                 0.156              0.104
                           -----------           -----------           -----------        -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income             (0.174)               (0.148)               (0.354)            (0.303)
In excess of net
  investment income                  -                     -                (0.002)            (0.001)
                           -----------           -----------           -----------        -----------
Total Distributions
 Declared to
 Shareholders                   (0.174)               (0.148)               (0.356)            (0.304)
                           -----------           -----------           -----------        -----------
Net asset value -
   End of period           $     7.200           $     7.200           $     6.930        $     6.930
                           -----------           -----------           -----------        -----------
Total return(b)(c)                6.51%(d)              6.12(d)               2.35%              1.58%
                           -----------           -----------           -----------        -----------

RATIOS TO AVERAGE NET ASSETS
Expenses                          0.90%(e)(f)           1.65%(e)(f)           0.89%(e)           1.64%(e)
Net investment
 income                           5.10%(e)(f)           4.35%(e)(f)           5.12%(e)           4.37%(e)
Fees and expenses waived
   or borne by the
   Adviser                        0.11%(e)(f)           0.11%(e)(f)           0.12%(e)           0.12%(e)
Portfolio turnover                  17%(d)                17%(d)                25%                25%
Net assets at end
of period (000)            $    39,571           $    13,370           $    39,606        $    13,364

(a)  Net of fees and expenses waived or borne by the Adviser which amounted to:
                           $     0.004           $     0.004           $     0.008        $     0.008
(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)  Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)  Not annualized.
(e)  The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(f)  Annualized.


                                      22

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:


                      Year ended January 31
-----------------------------------------------------------------
             1996                                1995
  Class A            Class B            Class A         Class B
-----------        -----------        -----------     -----------
$     6.660        $     6.660        $     7.340     $     7.340
-----------        -----------        -----------     -----------


      0.368              0.317              0.410           0.359

      0.484              0.484             (0.689)         (0.689)
-----------        -----------        -----------     -----------

      0.852              0.801             (0.279)         (0.330)
-----------        -----------        -----------     -----------


     (0.382)            (0.331)            (0.401)         (0.350)

         --                 --                 --              --
-----------        -----------        -----------     -----------

     (0.382)            (0.331)            (0.401)         (0.350)
-----------        -----------        -----------     -----------

$     7.130        $     7.130        $     6.660     $     6.660
===========        ===========        ===========     ===========
      13.13%             12.30%             (3.66)%         (4.39)%
===========        ===========        ===========     ===========

       0.80%(e)           1.55%(e)           0.62%           1.37%

       5.34%(e)           4.59%(e)           6.08%           5.33%

       0.25%(e)           0.25%(e)           0.32%           0.32%
         48%                48%                40%             40%

$    43,308        $    15,236        $    41,844     $    14,144

$     0.017        $     0.017        $     0.022     $     0.022


                                      23

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:


                                                          Year ended January 31
                                  -----------------------------------------------------------------
                                                1994                              1993
                                    Class A               Class B         Class A        Class B(b)
                                  -----------           -----------     -----------     -----------
Net asset value -
   Beginning of period            $     6.970           $     6.970     $     6.730     $     6.950
                                  -----------           -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income(a)                              0.404                 0.351           0.405           0.167
Net realized and
unrealized gain (loss)                  0.356                 0.356           0.250           0.029
                                  -----------           -----------     -----------     -----------
   Total from Investment
      Operations                        0.760                 0.707           0.655           0.196
                                  -----------           -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                    (0.390)               (0.337)         (0.407)         (0.168)
From capital paid in                       --                    --          (0.008)         (0.008)
                                  -----------           -----------     -----------     -----------
   Total Distributions
   Declared to
   Shareholders                        (0.390)               (0.337)         (0.415)         (0.176)
                                  -----------           -----------     -----------     -----------
Net asset value -
   End of period                  $     7.340           $     7.340     $     6.970     $     6.970
                                  ===========           ===========     ===========     ===========
Total return(c)(d)                      11.16%                10.36%          10.04%           0.98%(e)
                                  ===========           ===========     ===========     ===========

RATIOS TO AVERAGE NET ASSETS
Expenses                                 0.66%                 1.41%           0.88%           1.63%(f)
Net investment income                    5.61%                 4.86%           5.86%           5.11%(f)
Fees and expenses waived
   or borne by the
   Adviser                               0.33%                 0.33%           0.32%           0.32%(f)
Portfolio turnover                          7%                    7%             14%             14%
Net assets at end
of period (000)                   $    45,570           $    15,030     $    36,024     $     6,670

(a)  Net of fees and expenses waived or borne by the Adviser which amounted to:
                                  $     0.024           $     0.024     $     0.022     $     0.009
(b)  Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.
(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)  Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

                                      24
                             SHAREHOLDER SERVICES
                           TO MAKE INVESTING EASIER


Colonial has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the payable date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

COLONIAL RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.



                                      25


                             HOW TO REACH COLONIAL
                              BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information .......................press 1
For account information ........................................................press 2
To speak to a Colonial representative ..........................................press 3
For yield and total return information .........................................press 4
For duplicate statements or new supply of checks ...............................press 5
To order duplicate tax forms and year-end statements ...........................press 6
(February through May)
To review your options at any time during your call ............................press *


To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any Colonial fund, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722



                                      26



                    IMPORTANT INFORMATION ABOUT THIS REPORT


The Transfer Agent for Colonial Michigan Tax-Exempt Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Michigan Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Michigan Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives, and operating policies of the Fund.



                                      27



[COLONIAL MUTUAL FUNDS LOGO]

Mutual Funds For
Planned Portfolios

                                   TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

        COLONIAL INVESTMENT SERVICES, INC., Distributor(C) 1997
                     A Liberty Financial Company (NYSE:L)
     One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                           MI-03/984D-0797 M (9/97)